SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): May 15, 1999

                             CASE CREDIT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



       Delaware               33-80775-01           76-0394710
    (State or other        (Commission File        (IRS Employer
    jurisdiction of             Number)           Identification
    incorporation)                                    Number)


                 233 Lake Avenue, Racine, Wisconsin   53404
             (Address of principal executive offices) (zip code)

                                  (414)636-6011
             (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS

      On May 15, 1999, Case Corporation, a Delaware corporation ("Case"), Fiat S.p.A., a company organized under the laws of Italy ("Fiat"), New Holland N.V., a company organized under the laws of the Netherlands ("New Holland"), and Fiat Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Fiat ("Merger Sub"), entered into an agreement and plan of merger whereby Case will merge (the "Merger") with and into Merger Sub, with Case as the surviving corporation in the Merger (the "Merger Agreement"). The description of the Merger Agreement set forth herein is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

      At the effective time of the Merger, each share of common stock, par value $0.01 per share, of Case ("Case Common Stock") outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $55 in cash. The Merger will be treated as a taxable purchase and sale of Case Common Stock for U.S. income tax purposes. Consummation of the Merger is subject to a number of conditions, including (1) the adoption of the Merger Agreement by the stockholders of Case entitled to vote thereon, (2) the expiration of all required regulatory waiting periods applicable to the Merger, and (3) certain other customary conditions.

      On May 17, 1999, Case issued a press release concerning the proposed Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

      In connection with entering into the Merger Agreement, Case has amended the Rights Agreement, dated as of December 8, 1995, between Case and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agreement Amendment"). A copy of the Rights Agreement Amendment is attached as Exhibit
99.2 hereto and is hereby incorporated herein by reference.

      This Current Report on Form 8-K and the exhibits hereto contain forward looking statements with respect to the financial condition, results of operations and businesses of each of Case and New Holland including statements relating to the cost savings and opportunities for growth that are expected to result from the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time-frame; (2) competitive pressures in the industries in which Case and New Holland compete intensify; (3) costs or difficulties related to the integration of the businesses of Case and New Holland are greater than expected; (4) changes in general economic or capital market conditions, or in the agricultural or construction equipment businesses in particular, adversely affect the operations of Case and New Holland; or (5) legislative or regulatory requirements or changes adversely affect the businesses of Case and New Holland.
Such forward-looking statements speak only as of the date on which such statements were made, and


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neither Case nor New Holland undertake any obligation
to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

               -     Not Applicable

(b)         Pro forma financial information.

               -     Not Applicable

(c)         Exhibits.

            2.1 Agreement and Plan of Merger, dated as of May 15, 1999, by and among Case Corporation, Fiat S.p.A., New Holland N.V.
                  and Fiat Acquisition Corp.
            99.1  Press release, dated May 17, 1999, issued by Case Corporation.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    CASE CORPORATION


                                    By:     /s/ Kevin J. Hallagan
                                    Name:   Kevin J. Hallagan
                                    Title:  Vice President and Secretary

Date:  May 18, 1999


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EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of May 15, 1999, by and among Case Corporation, Fiat S.p.A., New Holland N.V. and Fiat Acquisition Corp.

99.1       Press release, dated May 17, 1999, issued by Case Corporation.